UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2017

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into Material Definitive Agreement

On June 6, 2017, Zosano Pharma Corporation, a Delaware corporation (the “Company”) and the Company’s wholly owned subsidiary, ZP Opco, Inc., a Delaware corporation, entered into a Seventh Amendment to Lease (the “Seventh Amendment”) with BMR-34790 Ardentech Court LP, a Delaware limited partnership (“Landlord”). The Seventh Amendment amends that certain Lease dated as of May 1, 2007, as amended (the “Lease”), and is effective as of May 30, 2017.

Under the Seventh Amendment, the Company extended the term of the Lease for the Company’s headquarters in Fremont, California through August 31, 2024, with an option to further extend the lease for an additional sixty (60) months, subject to certain terms and conditions. The Company has agreed to pay a monthly base rent of $136,190.60 for the period commencing September 1, 2017 and ending on August 31, 2018, with an increase on September 1, 2018 and annual increases on September 1st of each subsequent year until the lease year beginning September 1, 2023. The Seventh Amendment also provides for rent abatements, subject to certain conditions, totaling $275,551.50 and certain tenant improvements to be completed at the Landlord’s expense (not to exceed $975,000.00 or, under certain conditions, $1,100,000.00).

Except as specifically amended by the Seventh Amendment, the Lease remains in full force and effect.

The foregoing description of the Seventh Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Seventh Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Seventh Amendment to Lease entered into on June 6, 2017 and effective as of May 30, 2017 by and between Zosano Pharma Corporation, ZP Opco, Inc. and BMR-34790 Ardentech Court LP. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: June 9, 2017	By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Business Officer and Chief Financial Officer

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